Exhibit 99.1


                                   ZIMMER
                (a Division of Bristol-Myers Squibb Company)
                      COMBINED STATEMENTS OF EARNINGS
                FOR THE THREE AND SIX MONTHS ENDED JUNE 30,
                    (Unaudited, in millions of dollars)

                                              Three Months Ended June 30,              Six Months Ended June 30,
                                           ------------------------------------ --------------------------------------
                                                                  % Increase                           % Increase
                                             2001       2000      (Decrease)       2001       2000     (Decrease)
                                           --------   --------    ----------     --------   --------   ----------
 Net Sales                                 $ 294.3    $ 260.9        13%         $ 580.3    $ 514.4       13%

 Expenses:
  Cost of products sold                       82.3       68.5        20            164.5      138.4       19
  Selling                                     61.5       52.5        17            122.0      105.0       16
  Marketing, promotion and distribution       41.3       43.6        (5)            85.3       85.2        0
  Research and development                    17.4       11.5        51             35.4       23.5       51
  General and administrative                  22.9       12.9        78             47.6       31.6       51
                                           --------   --------                   --------   --------
                                             225.4      189.0        19            454.8      383.7       19
                                           --------   --------                   --------   --------

 Earnings Before Income Taxes                 68.9       71.9        (4)           125.5      130.7       (4)
  Provision for income taxes                  25.7       25.0         3             46.3       45.0        3
                                           --------   --------                   --------   --------

 Net Earnings                               $ 43.2     $ 46.9        (8)%         $ 79.2     $ 85.7       (8)%
                                           ========   ========                   ========   ========

                                   ZIMMER
                (a Division of Bristol-Myers Squibb Company)
                       NET SALES BY GEOGRAPHIC REGION
                FOR THE THREE AND SIX MONTHS ENDED JUNE 30,
                    (Unaudited, in millions of dollars)

                        Three Months Ended June 30,              Six Months Ended June 30,
                     ------------------------------------ --------------------------------------
                                            % Increase                           % Increase
                       2001       2000      (Decrease)       2001       2000     (Decrease)
                     --------   --------    ----------     --------   --------   ----------

 Americas            $  195.5   $ 161.1        21%         $  388.0   $ 322.9        20%
 Asia Pacific            64.7      68.0        (5)            126.0     130.4        (3)
 Europe                  34.1      31.8         7              66.3      61.1         9
                     --------   --------                    --------   --------
 Total               $  294.3   $ 260.9        13%         $  580.3   $ 514.4        13%
                     ========   ========                    ========   ========




                                   ZIMMER
                (a Division of Bristol-Myers Squibb Company)
                       NET SALES BY PRODUCT CATEGORY
                FOR THE THREE AND SIX MONTHS ENDED JUNE 30,
                    (Unaudited, in millions of dollars)

                                 Three Months Ended June 30,              Six Months Ended June 30,
                              ------------------------------------ --------------------------------------
                                                     % Increase                           % Increase
                                2001       2000      (Decrease)       2001       2000     (Decrease)
                              --------   --------    ----------     --------   --------   ----------

 Knees                        $  121.2   $ 103.6        17%         $  235.7   $ 204.7        15%
 Hips                             95.0      82.9        15             187.0     163.1        15
 Other joints                      6.7       5.3        26              13.7      10.5        30
                               --------   --------                   --------   --------
 Reconstructive implants         222.9     191.8        16             436.4     378.3        15
 Fracture management              31.3      31.1         1              63.8      62.7         2
 Other                            40.1      38.0         6              80.1      73.4         9
                               --------   --------                   --------   --------
 Total                        $  294.3   $ 260.9        13%         $  580.3   $ 514.4        13%
                               ========   ========                   ========   ========

                                   ZIMMER
                (a Division of Bristol-Myers Squibb Company)
                          COMBINED BALANCE SHEETS
                    (Unaudited, in millions of dollars)


                                                    June 30,    December 31,
                                                      2001          2000

    Asset
    Current Assets:
     Receivables, net                                $ 196.9    $  188.7
     Inventories                                       168.7       152.3
     Prepaid expenses                                   48.7        41.4
     Deferred income taxes                              37.8        37.0
                                                    --------    --------

         Total Current Assets                          452.1       419.4

   Property, Plant and Equipment                       131.5       118.5
   Other Assets                                         60.8        59.5
                                                    --------    --------

   Total Assets                                     $  644.4    $  597.4
                                                    ========    ========

 Liabilities and Net Investment in Zimmer
   Current Liabilities:
     Accounts payable                               $   67.0    $   55.6
     Accrued expenses                                  158.9       126.3
     Foreign taxes payable                              16.8        10.5
     Due to Bristol-Myers Squibb                       155.4       144.0
                                                    --------    --------

       Total Current Liabilities                       398.1       336.4

 Other Comprehensive Income                             10.9         7.0

 Net Investment in Zimmer                              235.4       254.0
                                                    --------    --------

 Total Liabilities and Net Investment in Zimmer     $  644.4    $  597.4
                                                    ========    ========

                                   ZIMMER
                (a Division of Bristol-Myers Squibb Company)
                     COMBINED STATEMENTS OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30,
                    (Unaudited, in millions of dollars)


                                                              2001      2000
                                                            --------  --------

 Cash Flows From Operating Activities:
  Net earnings                                              $  79.2   $  85.7
  Depreciation                                                 12.5      11.2
  Income taxes                                                  2.3       6.4
  Receivables                                                  (8.2)     (7.7)
  Inventories                                                 (16.4)     (7.2)
  Accounts payable and accrued expenses                        43.4      10.2
  Other assets and liabilities                                 (0.8)      2.7
                                                            --------  --------
    Net Cash Provided by Operating Activities                 112.0     101.3
                                                            --------  --------

 Cash Flows From Investing Activities:
  Additions to fixed and other assets                         (25.5)     (8.9)

 Cash Flows From Financing Activities:
  Net increase in Due to Bristol-Myers Squibb                  11.4       4.0
  Net transactions with Bristol-Myers Squibb                  (97.9)    (96.4)
                                                            --------  --------
     Net Cash (Used) in Financing Activities                  (86.5)    (92.4)
                                                            --------  --------

 Increase (Decrease) in Cash                                    $ -       $ -
                                                            ========  ========